EXHIBIT 10.1


                                   AGREEMENT

         Agreement made this         day of                , 1997, among Euro
Tech Holdings Company, a British Virgin Islands company, with a registered office at Trust Net Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands (the "Company"), Pearl Venture Ltd., a British Virgin Islands company, with an office located at Columbus Centre Building, Wickhams Cay, Road Town, Tortola, British Virgin Islands ("Pearl") and Regent Earning Ltd., a Hong Kong corporation, with an office located at Chong Kin Commercial Building, 596 Nathan Road, Room 902, Mong Kok, Kowloon, Hong Kong ("Regent"), Pearl and Regent may sometimes be hereinafter referred to collectively as the Buyers.



                                  WITNESSETH:



         WHEREAS, the Buyers are collectively the owners of all of the issued and outstanding capital stock of Euro Tech (Far East) Limited, a Hong Kong corporation, having an office located at 18 F Gee Chang Hong Centre, 65 Wong Chuk Hang Road, Hong Kong ("Far East"); and

         WHEREAS, the Company hereby agrees to exchange, sell and deliver to Buyers, and Buyers agree to exchange and purchase, an aggregate of 1,400,000 shares of the Common Stock of the Company in exchange for and in consideration of an aggregate of 1,000,000






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ordinary shares of the share capital of Far East (the "Acquisition"); and

         WHEREAS, the Company has filed a registration statement on Form F-1 (such registration statement and the financial statements contained therein and all amendments and exhibits thereto are hereinafter referred to as the "Registration Statement") for an underwritten public offering of its equity securities pursuant to which it will derive gross proceeds of not less than US$3,090,000 (the "Public Offering").

         NOW, THEREFORE, in consideration of the promises and the representations, warranties, covenants and agreements contained in this Agreement, each of the parties hereto hereby agrees as follows:


                                   ARTICLE I
                                    RECITALS

         Recitals. The parties confirm that each of the foregoing recitations are true and correct in all respects and are incorporated herein.

                                   ARTICLE II
                                   THE SHARES

         The Shares. The Company shall sell to Buyers an aggregate of One Million Four Hundred Thousand (1,400,000) restricted shares of the Company's Common Stock (the "Company Shares"), in exchange for and in consideration for an aggregate of One Million (1,000,000) ordinary shares of the share capital of Far East (the "Far East



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Shares"), representing all of the paid up share capital of Far East.


                                  ARTICLE III
                                    CLOSING

         The Closing. Upon a closing of the Public Offering, the closing of this Agreement and the transactions contemplated hereby (the "Closing") are to take place simultaneously with the delivery of the documents representing and evidencing consideration for the transactions contemplated herein as set forth in Article IV below at such locations as the parties hereto may agree upon.
The date upon which the closing occurs is herein referred to as the "Closing Date". In the event the Public Offering does not close prior to March 31, 1997, unless extended by the Agreement of all the parties hereto, this Agreement shall be null, void and of no effect.


                                   ARTICLE IV
                                 CONSIDERATION

         4.1 Company Shares. At the Closing, the Company will deliver (i) to Pearl, certificates representing Three Hundred Seventy Two Thousand Four Hundred (372,400) of the Company's Shares registered in the name of Pearl; and
(ii) to Regent, certificates representing One Million Twenty Seven Thousand Six Hundred (1,027,600) of the Company's Shares registered in the name of Regent. Said certificates may be broken down into such denominations as Pearl and/or Regent may direct as to their respective ownership of the Company's Shares.
All of the foregoing certificates for the Company's Shares





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shall be duly executed by the appropriate officers and directors of the
Company.

         4.2 Shares of the Buyers. At the Closing, the Buyers will deliver to the Company certificates representing an aggregate of One Million (1,000,000) ordinary shares of Far East, duly executed by its authorized officers and directors and in proper form for transfer to the Company (the "Buyers' Shares").


                                   ARTICLE V
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         5.1 Representations and Warranties of the Company. Except as and/or to the extent disclosed in the Registration Statement for the Public Offering as filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), copies of which Registration Statement have been reviewed by the Company. The Company represents and warrants to Buyers as of the date hereof, as follows:

                 A. Organization and Good Standing: Compliance. The Company is duly organized, validly existing and in good standing under the laws of the British Virgin Islands, with full power and authority to own or lease and operate its properties and assets, material to the operation of its business, and to carry on its business as presently being conducted, and has obtained all licenses, permits or other authorizations and has taken all actions required by applicable law or governmental regulations, material to the operation of its business, to conduct its business. The





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Company has received no notice of, and does not know of, any violation of any applicable regulation, ordinance or other law, order, or governmental requirement, material to the operation of its business. True copies of the Company's Restated Memorandum and Articles of Association and all corporate minutes of the Company have been made available to or delivered to Buyers, including all amendments thereto.

                 B. Capitalization. The Company's total authorized capital stock is Twenty Million (20,000,000) shares of Common Stock (par value $.01 per share), of which One Hundred Fifty Thousand (150,000) shares are issued and outstanding.

                 C. Liens and Encumbrances. There are no liens, encumbrances, pledges, probational agreements or claims of any nature against the Company's Shares to be delivered to Buyers by the Company.

                 D. Legality. The Company's Shares upon completion of the transactions contemplated hereby will be validly issued, fully paid and non-assessable and were offered and sold in accordance with any applicable securities laws or applicable exceptions thereunder, and there are no preemptive rights in respect thereof. There are no other outstanding options, warrants, rights, calls, puts, commitments, plans or other agreements of any character providing for the purchase or issuance of any authorized but unissued capital stock of the Company.

                 E. Financial Statements. The Company's financial statements contained in the Registration Statement represent





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accurately and fairly the financial condition and results of the operations of the Company at the respective dates or for the respective periods covered thereby in accordance with generally accepted accounting principles applied on a consistent basis or in accordance with the descriptions relating to such financial statements as set forth in the Registration Statement.

                 F. Books and Records. The books and records of the Company reflect all of the material debts, liabilities and obligations of any nature (whether absolute, accrued or otherwise, and whether due or to become due) of the Company at the dates thereof. There are no other contingent liabilities of the Company of a material nature, and the Company has not given any other guarantees of the obligations of any other person or entity.

                 G. Absence of Undisclosed Liabilities. The Company has no undisclosed material liabilities, whether accrued, absolute, contingent, or otherwise, including without limitation, tax liabilities due or to become due, and whether incurred in respect of or measured by the income of the Company or incurred subsequent to the date of the financial statements set forth in the Registration Statement except for those incurred in the ordinary course of its business. The Company does not know or have reasonable grounds to know of any basis for the assertion against the Company of any material liability not fully reflected or reserved against.

                 H. Title to Properties. The Company has good and marketable title to its assets, including those reflected in the Registration Statement (except as may be sold, exchanged or





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otherwise disposed of in the ordinary course of business).  The assets of the
Company are not subject to any undisclosed material security interest, mortgage, pledge, lien, encumbrance, or charge.

                 I. Subsidiaries. The Company has no material subsidiaries or interest in any other corporation, firm, partnership or other entity.

                 J. Common Stock. The Company has full power to sell and deliver the Company Shares upon the terms set forth herein. Upon delivery of the Company Shares, the Buyers will receive good and marketable title thereto, free and clear of all liens, encumbrances, equities and claims whatsoever and subject only to the restrictions of any applicable securities laws.

                 K. Mortgages, Liens and Encumbrances. The Company has not entered into any undisclosed mortgages, pledges, hypothecations or other encumbrances of any of its assets, tangible or intangible, material to the operation of its business.

                 L. No Asset Sale. The Company has not entered into or agreed to enter into any undisclosed agreement or arrangement granting any rights to purchase any of its assets material to the operation of its business other than in the ordinary course of the Company's business.

                 M. Capital Expenditures. The Company has not made any undisclosed commitment for capital expenditures of a material nature that is not in the ordinary course of the Company's business.

                 N. Material Agreements. The Company has not entered into, become a party to, waived any right under, amended or





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cancelled any undisclosed material contract, agreement or commitment nor has there been any material defaults thereunder or except in the ordinary course of the Company's business.

                 O. Material Obligations. The Company has paid all of its material obligations to third parties, including vendors, in a timely manner in the ordinary course of business.

                 P. No Financial Changes. Since the respective dates of the financial statements contained in the Registration Statement, there has been no material change in the condition or general affairs of the Company, financial or otherwise, other than as contemplated by this Agreement.

                 Q. No Suits Pending or Imminent. Except as may be immaterial to the Company, its business, financial condition and results of operations, there are no actions at law or equity or administrative proceedings pending or threatened against the Company in which the Company is a plaintiff, defendant, petitioner, indemnifier, or respondent, or in which it is anticipated that the Company will join or be joined as a party.

                 R. Compliance with Law. The business and operations of the Company have been and are being conducted in accordance with all applicable laws, rules and regulations.

                 S. No Default of Contracts, Employee Obligations, Contractual Obligations or Organizational Documents. None of the contracts, or obligations or liabilities, material to the Company's business operations, are in default. All such contracts are valid and binding obligations of the parties thereto in accordance with





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their respective terms, there have been no amendments or modifications thereto since the date hereof other than in the ordinary course of the Company's business, and there are no known material liabilities of the parties thereto arising from any breach of or default in any provision thereof by any party thereto. The Company is not in default under any of its agreements, contracts or instruments, material to its business operations and no claim of default has been made or threatened by or against the Company with respect to any such agreement, contract or instrument. The Company is not in violation of its Memorandum and Articles of Association or other organizational documents.

                 T. Agreements Creating Default or Acceleration. Except as contemplated by this Agreement, the execution, delivery and performance of this Agreement and of each and every agreement, document and instrument and the consummation of the transactions contemplated hereby and thereby do not and will not (i) constitute a breach or default (or an occurrence which by lapse of time and/or by the giving of notice would constitute a breach or default) under any agreement, lease, license, franchise, contract or commitment to which the Company is a party or by which its properties or assets are bound; (ii) result in the creation or the imposition of any lien, encumbrance, security interest or charge in favor of any other party upon any of the properties or assets of the Company; and (iii) result in the cancellation or termination of, or the acceleration of the performance of any obligations or of any indebtedness under any contract, agreement, commitment, indenture,





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mortgage, note, bond, license or other instrument or obligation to which the
Company is now a party or by which it or its properties or assets may be bound or affected.

         5.2 Investment Intent. The Company is acquiring Far East's Shares for its own account, for investment only and not with a view to the distribution or resale thereof. The Company and its officers and directors have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the Company purchasing Far East's Shares; and the Company understands that none of Far East's Shares have been registered for resale under the securities laws of any jurisdiction. The Company is fully aware of the fact that Buyers are transferring to the Company the Far East Shares in reliance upon this investment representation, and the Company hereby represents that it will not pledge, hypothecate, offer, sell, transfer, assign or otherwise dispose of Far East Shares except in compliance with the provisions of any securities laws then applicable.

         The Company acknowledges that the certificates for Far East Shares will be legended to indicate that they were acquired for investment and may not be pledged, hypothecated, sold or transferred in the absence of compliance with any applicable securities laws and that "stop transfer" instructions with respect to the Far East Shares will be maintained by the stock transfer records for same.





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         5.3     Accuracy of Representations. To the best of the Company's
knowledge and belief, no representation or warranty in this Article V or elsewhere in this Agreement, or in any certificate or document furnished or to be furnished by the Company pursuant hereto, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.



                                   ARTICLE VI
                    REPRESENTATIONS AND WARRANTIES OF BUYERS

         6. Representations and Warranties of Buyers. Except as disclosed in the Registration Statement, each of Pearl and Regent, jointly and severally, represent and warrant to the Company as of the date hereof as follows.

                 A. Organization and Good Standing: Compliance. Far East is duly organized, validly existing and in good standing under the laws of Hong Kong, with full power and authority to own or lease and operate its properties and assets, material to the operation of its business, and to carry on its business as presently being conducted, and has obtained all licenses, permits or other authorizations and has taken all actions required by applicable law or governmental regulations, material to the operation of its business, to conduct its business. Each of Pearl and Regent have received no notice of, and does not know of, any violation of any applicable regulation, ordinance or other law, order, or governmental requirement, material to the operation of its business.





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True copies of the Certificate of Incorporation and Memorandum and Articles of
Association and all corporate minutes of Far East have been made available to or delivered to the Company, including all amendments thereto.

                 B. Capitalization. Far East's total authorized share capital is HK$1,000,000.00 divided into 1,000,000 ordinary shares of HK$1.00 each, all of which are issued and fully paid up.

                 C. Liens and Encumbrances. There are no liens, encumbrances, pledges, probational agreements or claims of any nature against Far East Shares to be delivered to the Company by Buyers.

                 D. Securities Law. Far East Shares are validly issued, fully paid and non-assessable and were offered and sold in accordance with any applicable securities laws or applicable exceptions thereunder, and there are no preemptive rights in respect thereof. There are no outstanding options, warrants, rights, calls, puts, commitments, plans or other agreements of any character providing for the purchase or issuance of any authorized but unissued capital stock of Far East.

                 E. Financial Statements. Far East's financial statements contained in the Registration Statement represent accurately and fairly the financial condition and results of the operations of Far East at the respective dates or for the respective periods covered thereby in accordance with generally accepted accounting principles applied on a consistent basis or in accordance with the descriptions relating to such financial statements as set forth in the Registration Statement.





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                 F.       Books and Records. The books and records of Far East
reflect all of the material debts, liabilities and obligations of any nature (whether absolute, accrued or otherwise, and whether due or to become due) of Far East at the dates thereof. There are no undisclosed contingent liabilities of Far East of a material nature and Far East has not given any undisclosed guarantees of the obligations of any other person or entity.

                 G. Absence of Undisclosed Liabilities. Far East has no undisclosed material liabilities, whether accrued, absolute, contingent, or otherwise, including without limitation, tax liabilities due or to become due, and whether incurred in respect of or measured by the income of Far East or incurred subsequent to the date of the financial statements set forth in the Registration Statement except in the ordinary course of its business. Each of Pearl and Regent do not know or have reasonable grounds to know of any basis for the assertion against Far East of any material liability not fully reflected or reserved against.

                 H. Title to Properties. Far East has good and marketable title to its assets, including those reflected in the Registration Statement (except as may be sold, exchanged or otherwise disposed of in the ordinary course of business). The assets of Far East are not subject to any undisclosed material security interest, mortgage, pledge, lien, encumbrance, or charge.

                 I. Subsidiaries. Far East has no material subsidiaries or any undisclosed interest in any other corporation, firm, partnership or other entity.





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                 J.       Common Stock of Far East. Each Buyer has full power
to sell and deliver the Far East Shares to be delivered by each of them upon the terms set forth herein. Except as contemplated by this Agreement, there is no agreement to issue any additional shares of Far East or to redeem, purchase or otherwise acquire any of the Far East Shares. Upon delivery of the Far East Shares, the Company will receive good and marketable title thereto, free and clear of all liens, encumbrances, equities and claims whatsoever and subject only to the restrictions of any applicable securities laws.

                 K. Tax Returns and Payments. Far East has duly filed all tax returns, tax reporting forms and reports required to be filed by it, and has paid all taxes, assessments, governmental charges and payments to third party payors which were due and payable. Far East has not entered into any agreement, waiver or other arrangement providing for an extension of time with respect to the filing of any tax return or the payment or assessment of any tax, governmental charge, deficiency or third party payment relating to Far East. Far East has withheld from each payment to each of its employees the amount of all taxes (including but not limited to income taxes and all other mandated employee taxes or contributions) legally required to be withheld therefrom and has paid the same to the proper tax receiving offices, except for such amounts withheld but not yet payable, if any.

                 L. Tax Returns. Far East has duly filed all reports or returns required to be filed with governmental authorities relating





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in any manner to any of its properties, which the failure to file may materially adversely affect the operation of its business.

                 M. Insurance. Far East maintains in full force and effect all policies of insurance reasonably necessary for the type of business which it is engaged in for the geographic areas of its business operations.

                 N. Mortgages, Liens and Encumbrances. Far East has no undisclosed mortgages, pledges, hypothecations or other encumbrances of any of its assets, tangible or intangible, material to the operation of its business.

                 O. No Asset Sale. Far East has not entered into or agreed to enter into any agreement or arrangement granting any rights to purchase any of its assets material to the operation of its business other than in the ordinary course of its business.

                 P. Capital Expenditures. Far East has not made any undisclosed commitment for capital expenditures of a material nature that is not in the ordinary course of its business.

                 Q. Material Agreements. Except for the Personal Services Agreement entered into among Far East, the Company and Shereman Enterprises Ltd., Far East has not entered into, become a party to, waived any right under, amended or cancelled any undisclosed material contract, agreement or commitment nor has there been any undisclosed material defaults thereunder except in the ordinary course of its business.





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                 R.       Material Obligations. Far East has paid all of its
material obligations to third parties, including vendors, in a timely manner in the ordinary course of business.

                 S. No Financial Changes. Since the respective dates of the financial statements contained in the Registration Statement, there has been no undisclosed material change in the condition or general affairs of Far East, financial or otherwise, other than as contemplated by this Agreement.

                 T. No Suits Pending or Imminent. Except as may be immaterial to Far East, its business, financial condition and results of operations, there are no actions at law or equity or administrative proceedings pending or threatened against Far East in which Far East is a plaintiff, defendant, petitioner, indemnifier, or respondent, or in which it is anticipated that Far East will join or be joined as a party.

                 U. Copies of Tax Returns. Buyers have delivered to the Company true and correct copies of each income and/or other tax returns (or outstanding extension, if any) filed by or submitted on behalf of Far East during the period of time commencing on January 1, 1992 through the Closing of this Agreement.

                 V. Compliance with Law. The business and operations of Far East have been and are being conducted in accordance with all applicable laws, rules and regulations.

                 W. No Default of Contracts, Employee Obligations, Contractual Obligations or Organizational Documents. None of the contracts, or obligations or liabilities, material to Far East's





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business operations, are in default.  All such contracts are valid and binding obligations of the parties thereto in accordance with their respective terms, there have been no amendments or modifications thereto since the date hereof other than in the ordinary course of Far East's business, and there are no known material liabilities of the parties thereto arising from any breach of or default in any provision thereof by any party thereto. Far East is not in default under any of its agreements, contracts or instruments, material to Far East's business operations, which require services to be performed, and no claim of default has been made or threatened by or against Far East with respect to any such agreement, contract or instrument. Far East is not in violation of its Memorandum and Articles of Association or other organizational documents which may cause serious effects on its business.

                 X. Agreement Creating Default or Acceleration. Except as contemplated by this Agreement, the execution, delivery and performance of this Agreement and of each and every agreement, document and instrument and the consummation of the transactions contemplated hereby and thereby do not and will not (i) constitute a breach or default (or an occurrence which by lapse of time and/or by the giving of notice would constitute a breach or default) under any agreement, lease, license, franchise, contract or commitment to which Far East is a party or by its properties or assets are bound; (ii) result in the creation or the imposition of any lien, encumbrance, security interest or charge in favor of any other party upon any of the properties or assets of Far East; and (iii)





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result in the cancellation or termination of, or the acceleration of the performance of any obligations or of any indebtedness under any contract, agreement, commitment, indenture, mortgage, note, bond, license or other instrument or obligation to which Far East is now a party or by which its properties or assets may be bound or affected.

         6.2 Investment Intent. Buyers are acquiring the Company's Shares for their own accounts, for investment only and not with a view to the distribution or resale thereof. Buyers and each of their officers and directors have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of purchasing the Company Shares; and each Buyer understands that none of the Company Shares have been registered for resale under any securities laws. Buyers are fully aware of the fact that the Company is transferring to Buyers the Company's Shares in reliance upon this investment representation, and Buyers hereby represent that each of them will not pledge, hypothecate, offer, sell, transfer, assign or otherwise dispose of the Company's Shares except in compliance with the provisions of any securities law then applicable.

         Buyers acknowledge that the certificates for the Company's Shares will be legended to indicate that the Buyer's Shares were acquired for investment and may not be pledged, hypothecated, sold or transferred in the absence of compliance with any then applicable securities laws effective under the Act for such Buyers' Shares and that "stop transfer" instructions with respect to the Company's





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Shares will be maintained by the transfer agent for the Company and/or on the
Company's stock transfer records.

         6.3 Accuracy of Representations. To the best of the knowledge and belief of each Buyer, no representation or warranty in this Article VI or elsewhere in this Agreement, or in any certificate or document furnished or to be furnished by either Buyer pursuant hereto, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.


                                  ARTICLE VII
                          SURVIVAL OF REPRESENTATIONS

         Survival of Representations and Warranties. All the representations, warranties, covenants and agreements made by Buyers and the Company in this Agreement (including statements contained in any exhibit, certificate or other instrument delivered by or on behalf of any party hereto or in connection with the transactions contemplated hereby) shall survive for a period of six years following the consummation of the Agreement. No performance or execution of this Agreement in whole or in part by any party hereto, no course of dealing between or among the parties hereto nor any delay or failure on the part of any party in exercising any rights hereunder or at law or in equity, and no investigation by any party hereto shall operate as a waiver of any rights of such party, except to the extent expressly waived in writing by such party.





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                                  ARTICLE VIII
                       CLOSING OBLIGATIONS OF THE PARTIES


         8.1 Documents to be Delivered to Buyers by the Company. At a closing of this Agreement, the Company shall deliver or cause the following to be delivered to Buyers:

                 (A)      Certificates representing the Company Shares; and

                 (B) A copy of certified resolutions of the Company's Board of Directors authorizing the execution and delivery of this Agreement.

         8.2     Documents to be Delivered to the Company by Buyers.

                 (A) Such duly executed transfer and sold note, stock power or other document or instrument in respect of the Far East Shares in favor of the Company (and/or its nominees as directed by the Company) sufficient to convey Buyers' right, title and interest in the Far East Shares;

                 (B)      Certificates representing Far East Shares; and

                 (C) A copy of certified resolutions of each of the Buyer's Board of Directors authorizing the execution and delivery of this Agreement and the transfer of the Buyer's Shares to the Company and/or its nominee(s).


                                   ARTICLE IX
                                 MISCELLANEOUS


         9.1 Entire Agreement. This Agreement and any agreements or instruments executed pursuant hereto or concurrently herewith contain the entire agreement between the parties hereto with





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respect to the transactions contemplated by this Agreement and supersede all prior agreements, writings, negotiations and understandings. This Agreement contains all of the covenants, representations, warranties and agreements between the parties with respect to the subject matter of this Agreement, and each party to this Agreement acknowledges that no representations, warranties, covenants, inducements, promises or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and no other or prior agreement, statement, representation, warranty or covenant not contained in this Agreement shall be binding or valid.

         9.2 Headings. The headings or captions in this Agreement are for convenience and reference only and do not form a part hereof and do not in any way modify, interpret or construe the intent of the parties or affect any to the provisions of this Agreement.

         9.3 Binding on Successors. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective legal representatives, successors and assigns.

         9.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and the counterparts shall together constitute one and the same agreement, binding each of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart; however, no party shall be bound by this Agreement until and unless all parties have executed this Agreement.





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         9.5     Waiver. Any provision of this Agreement which may be waived by a corporate party hereto may be waived (but only in writing) by any duly authorized officer thereof. No waiver shall be deemed a continual waiver or waivers with respect to any subsequent breach or default, whether of a similar or different nature, unless expressly so stated in writing.

         9.6 Governing Law. The validity, construction and interpretation of this Agreement shall be governed by the laws of the British Virgin Islands. The parties agreeing that this Agreement has been executed and delivered and is to be performed in the British Virgin Islands and Hong Kong and the laws of the United States of America shall not apply to this Agreement or any of the transactions contemplated hereby.

         9.7 Further Acts. At any time and from time to time, on and after the Closing Date, any party shall, at the request of any other party, perform or cause to be performed and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered all such further acts, deeds, assignments and documents as may be necessary or desirable to more fully consummate the transactions contemplated by this Agreement.

         9.8 Notices. All notices and other communications required or permitted under the terms of this Agreement shall be in writing and shall be deemed given (1) upon hand delivery, or (2) ten days after the posting of the same by any mechanism of the relevant postal authorities providing for registration or certification (with return receipt requested, if available) first class (or similar)





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postage and fees prepaid and correctly addressed to the other parties at the addresses set forth in the first paragraph hereof.

         9.9 Waiver of Jury Trial. Each of the parties hereto hereby knowingly, voluntarily, and intentionally waives any rights it may have to a trial by jury in respect of any litigation based hereon or arising out of, under or in connection with this Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.




BUYERS:                                       THE COMPANY:


PEARL VENTURE LTD.                            EURO TECH HOLDINGS COMPANY
                                              LIMITED

By:____________________________               By:____________________________
   (An Authorized Officer or                  (An Authorized Officer or
   Director)                                  Director)




REGENT EARNING LTD.

By:____________________________
   (An Authorized Officer or
   Director)







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